SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) August 18, 2004



                             Charming Shoppes, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                  Pennsylvania
                 (State or Other Jurisdiction of Incorporation)


                000-07258                                23-1721355
        (Commission File Number)            (I.R.S. Employer Identification No.)


      450 Winks Lane, Bensalem, PA                         19020
(Address of Principal Executive Offices)                 (Zip Code)


                                 (215) 245-9100
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

     The Exhibit Index on page 3 of this report is incorporated herein by reference.


Item 12.  Results of Operations and Financial Condition.

     On August 18, 2004 we issued a press release announcing our earnings for the quarter and six months ended July 31, 2004. The earnings announcement is attached as Exhibit 99 to this report.

     In accordance with general instruction B.6 to Form 8-K, the information included in this Item 12, and the exhibit attached hereto, shall be deemed to be "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
























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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHARMING SHOPPES, INC.
                                           ----------------------
                                           (Registrant)




Dated: August 18, 2004                     By: /S/ ERIC M. SPECTER
                                           -----------------------
                                           Name: Eric M. Specter
                                           Title:  Executive Vice President and
                                           Chief Financial Officer





















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                                  EXHIBIT INDEX

Exhibit. No.

     99           Press Release dated August 18, 2004
































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